Exhibit 10.9

November 3, 2010:

NextMed
Michael Grudinschi
6339 E. Speedway, Suite 201
Tucson, AZ 85710
Ph: 800.852.5695
Fax: 520.547.1865

Mr. Grudinschi:

This Agreement confirms the engagement by Audio Eye, Inc., a Delaware corporation (“Audio Eye”) to provide and delivery services described on “Exhibit A” (the “Services”). NextMed and AUDIO EYE, INC. are herein sometimes referred to collectively as the “Parties” and sometimes referred to individually as a “Party.”

Section 1.  Services

Subject to the terms and conditions provided in this Agreement, NextMed hereby appoints AUDIO EYE, INC. on an exclusive basis to provide the services outlined in exhibit “A” for NextMed Billing Engine development as of the effective date of this Agreement.

Section 2.  Term

The term of this Agreement is month-to-month commencing on the date this Agreement is signed by a duly authorized NextMed representative.

Section 3.  Compensation and Payment

NextMed will compensate AUDIO EYE, INC. for the Services based upon the fee schedule provided in “Exhibit B.”

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

Audio Eye, Inc.
875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Section 4.  Proprietary Rights

In providing the Services, AUDIO EYE, INC. will utilize the AUDIO EYE, INC. Technology.  Nothing contained in this Agreement will be construed as conferring to NextMed any rights by implication, estoppel or otherwise, under any intellectual property right. AUDIO EYE, INC. owns all rights; title and interest in and to the AUDIO EYE, INC. Technology and reserves all rights not expressly granted to NextMed in this Agreement. “AUDIO EYE, INC. Technology" means all Technology developed solely by AUDIO EYE, INC. or by its subcontractors for AUDIO EYE, INC. or licensed by Audio Eye.  "Technology" means technological models, algorithms, design processes, logic diagrams, schematics, know-how, computer and electronic data processing and other apparatus programs and software (object code and source code), databases and documentation thereof, technical information, specifications, drawings, records, documentation, works of authorship or other creative works, websites, ideas, knowledge, data or the like, including copyrights, database rights, trade secrets and any other intellectual property right.

Section 5.  Confidentiality

In providing the Services, AUDIO EYE, INC. may reveal to NextMed certain proprietary information from which AUDIO EYE, INC. derives economic value, actual or potential, from such information not being generally known to, and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.  This proprietary information, including without limitation, the AUDIO EYE, INC. Technology, is hereinafter referred to collectively as the “Protected Information.”  As a condition to AUDIO EYE, INC. sharing with, NextMed, whether in writing or orally, any Protected Information, NextMed hereby acknowledges and agrees with AUDIO EYE, INC. as follows:

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

(a)	The Protected Information, whether now or hereafter furnished to NextMed in whole or in part, is confidential.

(b)	Audio Eye’s and NextMed’s business and prospects could be damaged if its Protected Information is disclosed to third parties without Audio Eye and NextMed consent.

(c)
NextMed will keep confidential and refrain from disclosing or divulging to any person Audio Eye’s Protected Information without Audio Eye’s prior written consent (other than disclosures to NextMed agents, representatives or employees who will be bound by the terms of this Agreement and advised that Audio Eye’s Protected Information must be treated as confidential).

(d)
Audio Eye will keep confidential and refrain from disclosing or divulging to any person NextMed Protected Information without NextMed’s prior written consent (other than disclosures to Audio Eye agents, representatives or employees who will be bound by the terms of this Agreement and advised that NextMed’s Protected Information must be treated as confidential).

(e)	NextMed will not use Audio Eye’s Protected Information (nor permit the use thereof) in a manner or for a purpose detrimental to Audio Eye’s business.

(f)	Audio Eye will not use NextMed’s Protected Information (nor permit the use thereof) in a manner or for a purpose detrimental to NextMed’s business

NextMed and Audio Eye’s obligation of confidentiality with respect to Protected Information, which constitutes trade secrets under the Uniform Trade Secrets Act, (or other similar applicable law) will run for as long as such information remains a trade secret. NextMed and Audio Eye’s obligation of confidentiality with respect to Protected Information that is not covered under the Uniform Trade Secrets Act (or other similar applicable law) will run for three (3) years from the date this Agreement terminates.

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

Section 6.  Authority

The Parties each warrants and represents to the other that (i) it is duly organized, validly existing and in good standing under the laws of its state of formation; (ii) it has the full power to enter into this Agreement and to grant the rights set forth herein; (iii) this Agreement, when executed and delivered by such Party, will be the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms; and (iv) the execution, delivery and performance of this Agreement by such Party does not conflict with, or constitute a breach or default under, any provision of any agreement, contract, commitment or instrument to which it is a party.

Section 7.  Limitation of Liability

IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT AUDIO EYE'S OBLIGATIONS EXPRESSLY ASSUMED IN EXHIBIT “A”; PROVIDED FURTHER THAT THE EXCLUSION OF PUNITIVE DAMAGES SHALL APPLY IN ANY EVENT.

Section 8.  Termination

Either Party may suspend performance and/or terminate this Agreement immediately upon written notice at any time if the other Party is in material breach of this Agreement, and fails to cure that breach within thirty (30) days after written notice thereof (except for failure to pay in which case such breach must be cured within ten (10) days).

Section 9.  Independent Contractor Status

Nothing contained herein is to be construed as establishing a partnership, joint venture, employment or other business relationship between the Parties other than that of independent contractors.

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

Section 10.  Governing Law; Injunctive Relief

This Agreement will be deemed to have been executed in the State of Arizona and will be governed and construed as to both substantive and procedural matters in accordance with the laws of the State of Arizona.  Because damages at law will be an inadequate remedy for breach of any of the covenants, promises and agreements contained in Sections 3 and 4, the aggrieved Party shall be entitled to injunctive relief in any court of competent jurisdiction, including specific performance or an order enjoining the breaching Party from any threatened or actual breach of such covenants, promises or agreements. The rights set forth in this Section shall be in addition to any other rights which the aggrieved Party may have at law or in equity.

Section 11.  Notices

Notices provided under this Agreement must be in writing and deemed to have been effectively given when delivered personally, sent by private express mail service (such as Federal Express), or sent by registered or certified mail (return receipt requested) to the address set forth below or to such other address as a Party has furnished in writing to the other Party in accordance with this Section.

Audio Eye, Inc.
Nathan Bradley, President & CEO
875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

NextMed
Michael Grudinschi
6339 E. Speedway, Suite 201
Tucson, AZ 85710
Ph: 800.852.5695
Fax: 520.547.1865

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

Section 12.  Assignment

Neither Party may assign or transfer this Agreement, without the other Party’s prior written consent and any attempted assignment, transfer nor shall delegate without such prior written consent be voidable at the sole option of such other Party. Notwithstanding the foregoing, each Party (or its successive assignees or transferees hereunder) may, without such consent, assign this Agreement to an entity that succeeds to all or substantially all of the business or assets of such Party as long as such entity agrees to accept all of the terms set forth herein.  Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.

Section 13.  Press Releases

Neither Party will issue any press release or make any public announcements relating to this Agreement without the prior consent of the other Party except to the extent required by applicable law.

Section 14.  General

This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect to such subject matter, and the parties have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein.  This Agreement may be amended only by a written instrument executed and delivered by a duly authorized officer of each of the Parties.  No failure or delay by the Parties in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.  If any provision of this Agreement is adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect and enforceable.  Neither Party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder during any event of force majeure.

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

This Agreement may be executed in two or more counterparts, all of which together will be considered a single instrument.  If NextMed is in agreement with the foregoing, please sign and return the attached copy of this Agreement, whereupon this Agreement will become immediately effective.

Respectfully,

AUDIO EYE, INC.

By: ______________________________
Nathan Bradley, President & CEO

ACCEPTED AND AGREED:

NextMed

By: ______________________________

Its: ______________________________

Dated: ___________________________

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

“Exhibit A”
Services

Audio Eye, Inc. will provide a dedicated team of professional developers to develop and enhance the NextMed Billing Engine as below:

SCOPE OF WORK – NEXTMED BILLING ENGINE

THE BILLING ENGINE BASICS

Objective is to automate the NextMed billing process by connecting currently disconnected software systems through “Billing Engine” software that Audio Eye will develop along with Next Med IT staff with the purpose of increasing NextMed’s scalability, accuracy, and speed by generating billing, revenue estimates, and operational data in a more efficient manner.

Using the Billing Engine within NextMed’s existing Management Portal the user will be able to review and approve billing information for both direct bill and contract billings and send the necessary invoice information to the Great Plains system for processing. It will also estimate revenues from insurance direct bills based on CareVoyant provided data.

Using the existing LithoTrak system, services will be entered as they are currently. Upon receipt of an incoming completed LithoTrak entry the Billing Engine will automatically invoke the billing process for each and every entry.

LithoTrak entered services will be sorted automatically into one of two categories, Direct Bill services and Contract services.  In both cases the completed invoice for LithoTrak entered services will be automatically created through the Billing Engine’s process.

For Contract Services the invoices will be precisely and formulaically produced based on the contract terms on file with the NextMed Contract database (NG Contract) and the set rates of other products such as Fiber and other variable costs. In the case of direct billing the invoice is created using an interface with CareVoyant, NextMed’s Insurance billing clearing provider.

For any service entered in LithoTrak that cannot be paired with a NextMed Contract or CareVoyant Direct Billing protocol, it will be deposited into an exception report that will allow NextMed’s personnel to manually make the pairing and invoke the billing engine process to clear the exception report.

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

All LithoTrak completed services will deliver invoice data to NextMed’s accounting software called Great Plains.  Great Plains will do all invoice creation and distribution. The functions of Great Plains are not part of this scope and will be accessed through an API that NextMed will provide.

The Billing Engine will be built to plug right into the existing NextMed management GUI

Upon selection from the admin panel, the GUI panel of the Billing Engine will allow authorized personnel to view records that are contract billings and direct bills ready for billing and the exception report that can be cleared and placed into the que.  Upon approval billing data is sent to Great Plains accounting software.

The Billing Engine will provide reporting on all transactions and maintain historical data.

Service Data Processed from LithoTrak

Cleared Invoices Sent to Great Plains

Estimated Revenues Related to Direct Bills Sent Through CareVoyant

Number of Services Added to Exception Report

Customer Requirements

Audio Eye will conduct a conference call(s) to establish all of the fields of the LithoTrak system and the field and tables of the NG Contract System

Customer will provide API’s for CareVoyant Systems, NG Contract System, and LithoTrak Systems.

Customer will provide program testing environment

Customer will provide all hosting and hardware requirements

Customer will provide IT personnel skilled in the art to assist Audio Eye programmers with system comprehension, style sheets, protocols, and security programming requirements.

Prompt payment of initial deposit and any add-on or on-going fees associated with the project.

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324

Audio Eye, Inc®
© Copyright 2010 All Rights Reserved
CONFIDENTIAL

“EXHIBIT B”
Fee Schedule

Services	Description	Rate
Custom Software Development	Software Development – Code Development	$110.00 Per Hour ESTIMATE. 240 Hours $26,400.00
	Software Design and Creative Services	$75.00 Per Hour ESTIMATE 45 HOURS $3,375.00
	Monthly Project Management $2k Per Month x 2 Months	$4,000
Quality Assurance Testing, Integration & Turn Up	Quality Assurance Testing	$3,500.00
	Integration & Turn Up of Services	$750.00
	TOTAL	$38,025.00
Payment Schedule	1/3 Due upon contract execution 1/3 Due upon delivery of implementation testing environment 1/3 due at project completion	$12,601.00 $12,701.00 $12,723.00

875 North Michigan Avenue, Suite 2626
Chicago, Illinois 60611
866.331.5324